Exhibit 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of July 8, 2020, is among NORTHERN OIL AND GAS, INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A. The Borrower, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of November 22, 2019, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B. The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement and to redetermine the Borrowing Base to $660,000,000, in each case as more fully set forth herein.
C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement as amended by this Amendment.
Section 2.Amendments to Credit Agreement. The Credit Agreement is hereby amended effective as of the First Amendment Effective Date (as defined below) as follows:
2.1Amendments to Section 1.02.
(a)Section 1.02 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order as follows:
“AFE” means an authorization for expenditure.
“Excess Cash” means, as of the date of any determination, cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries other than (a) any cash allocated for, reserved or otherwise set aside to pay royalty obligations, working interest obligations, suspense payments, similar payments as are customary in the oil and gas industry, rent expenses, general and administrative expenses, hedging expenses and payments, severance and ad valorem taxes, payroll, payroll taxes, other taxes, and employee wage and benefit payment obligations of the Borrower or any Restricted Subsidiary due and owing as of such date and for which the Borrower or such Restricted Subsidiary either (i) has issued checks or have initiated wires or ACH transfers or (ii) will issue checks or initiate wires or ACH transfers within three Business Days of such date to make such payments, (b) any cash allocated for, reserved or otherwise set aside to pay, in the ordinary course of business, amounts (other than obligations described in clause (a) above) permitted to be paid by the Borrower or its Restricted Subsidiaries in accordance with this Agreement and the other Loan Documents due and owing as of such date to Persons who are not Affiliates of the Credit Parties and for which obligations the

Borrower or any Restricted Subsidiary has issued checks or has initiated wires or ACH transfers but that have not yet been subtracted from the balance in the relevant account of the Borrower or any Restricted Subsidiary, (c) any cash of the Borrower or any Restricted Subsidiary constituting pledges and/or deposits securing any binding and enforceable purchase and sale agreement with any Persons who are not Affiliates of the Credit Parties, in each case to the extent permitted by this Agreement, (d) without duplication of any amounts under clause (e), cash reasonably expected to be used for the payment of the purchase price under any binding and enforceable purchase and sale agreement with any Persons who are not Affiliates of the Credit Parties within three (3) Business Days of such date, (e) the amount of (i) any net cash proceeds received by the Borrower from an issuance of Equity Interests (other than Disqualified Capital Stock) of the Borrower after the First Amendment Effective Date (A) on or after the 90th day preceding the date of determination and (B) prior to the 90th day preceding the date of determination to the extent such amount has been reserved or otherwise set aside for payments of a Qualified AFE Amount, minus (ii) any cash and Cash Equivalents applied as a Restricted Payment in reliance on Section 9.04(a)(iii), (iv) or (v), minus (iii) any cash and Cash Equivalents applied as a Redemption of Permitted Debt in reliance on Section 9.04(b)(i), minus (iv) any cash and Cash Equivalents applied as an Investment in reliance on Section 9.05(d)(ii), (e)(iv), (g), (i), (k) and (l), in each case of clauses (ii), (iii) and (iv) hereof, following the date of the Borrower’s receipt of cash proceeds from such issuance of Equity Interests; provided that in no event shall the amount calculated pursuant to this clause (e) be less than zero, and (f) any cash to the extent required to be held in cash collateral accounts for any Persons who are not Affiliates of the Credit Parties.
“Excess Cash Threshold” means, as of the date of any determination, the amount that is equal to the greater of (a) 10% of the then-effective Borrowing Base and (b) $50,000,000.

“First Amendment Effective Date” means July 8, 2020.
“Qualified AFE Amount” means an amount designated by the Borrower as a “Qualified AFE Amount” in a written notice delivered to the Administrative Agent within ten (10) Business Days of the date of the closing of an acquisition of Oil and Gas Properties that were acquired by a Credit Party from any Person who is not an Affiliate of the Credit Parties with net cash proceeds described in clause (e) of the definition of “Excess Cash” within 90 days following the date of the Borrower’s receipt of such net cash proceeds; provided that (a) such amount does not exceed the amount of any AFE with respect to such Oil and Gas Properties that has been received by the applicable Credit Party at the time of designation (or, to the extent an AFE has not been received by the applicable Credit Party at the time of designation, such amount is supported by (i) publicly available materials filed with the SEC or (ii) such other form evidencing the amount of the anticipated AFE as is reasonably acceptable to the Administrative Agent), and (b) such amount shall cease to be a “Qualified AFE Amount” if any AFE with respect to such amount ceases to be binding on the applicable Credit Party or has been paid by such Credit Party or otherwise satisfied.
2.2Section 3.04(c) of the Credit Agreement is hereby amended by (x) renumbering clauses (iv) and (v) thereof to be clauses (v) and (vi) respectively and (y) adding the following new clause (iv) thereto to read as follows:
(iv) If the Borrower and its Restricted Subsidiaries have Excess Cash in an amount in excess of the Excess Cash Threshold for a period of three consecutive Business Days and any Loans are outstanding, the Borrower shall immediately prepay on the following Business Day a principal amount of the Loans in an amount equal to the lesser of (x) the outstanding amount of the Loans at such time and (y) the aggregate amount of Excess Cash in excess of the Excess Cash Threshold; provided
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that prepayments under this clause (iv) shall be without premium or penalty (included any breakage under Section 5.02).
2.3Section 5.02 of the Credit Agreement is hereby amended by deleting the phrase “In the event of” at the beginning thereof and replacing it with the phrase “Except for any prepayment made pursuant to Section 3.04(c)(iv), in the event of”.
2.4Section 6.02 of the Credit Agreement is hereby amended by (x) renumbering clause (c) thereof to be clause (d) and (y) adding the following new clause (c) to read as follows:
(c) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Borrower and its Restricted Subsidiaries shall not have Excess Cash in an amount greater than the Excess Cash Threshold.
2.5Section 6.02 of the Credit Agreement is hereby amended by amending and restating the last paragraph of such section in its entirety to read in full as follows:
Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section 6.02(a), (b) and (c).

2.6Section 8.14(a) of the Credit Agreement is hereby amended by replacing each reference therein to “85%” with a reference to “90%”.
2.7Section 9.16(c) of the Credit Agreement is hereby amended by adding “(other than the fiscal quarter ended June 30, 2020)” immediately after the first instance of “fiscal quarter”.
2.8Section 12.02(b)(x) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(x) reduce the percentage set forth in Section 8.14(a) to less than ninety percent (90%) without the written consent of Required Lenders or

Section 3.Borrowing Base Redetermination. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 4 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, (a) the Administrative Agent and the Required Lenders hereby redetermine the Borrowing Base, effective as of the date hereof, to be $660,000,000, and (b) the Administrative Agent, the Required Lenders and the Borrower hereby agree and acknowledge that such redetermined Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower hereby accepts such Borrowing Base as so reaffirmed to be effective upon the First Amendment Effective Date. The redetermination provided for herein shall be deemed to constitute the Scheduled Redetermination for April 1, 2020, and this Amendment shall constitute the New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement.
Section 4.Conditions Precedent. This Amendment shall become effective on the date, when each of the following conditions is satisfied (the “First Amendment Effective Date”):
4.1The Administrative Agent shall have executed and received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.
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4.2Immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
4.3Each representation and warranty contained in Section 5 hereof shall be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.
4.4The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, without limitation, the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses in accordance with Section 12.03(a) of the Credit Agreement.
Section 5.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
5.1Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) as of such specified earlier date.
5.2Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law, the Second Lien Indenture or any agreement evidencing Material Debt binding upon any Credit Party, or result in the creation or imposition of any Lien upon any Property of any Credit Party.
5.3Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.
5.4Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.
Section 6.Miscellaneous.
6.1Confirmation. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the First Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
6.2Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by fax, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually
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executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.3No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
6.4GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.5Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement.
6.6Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.7Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
6.8Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER: NORTHERN OIL AND GAS, INC. By: /s/ Nicholas O’Grady Name: Nicholas O’Grady Title: Chief Executive Officer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Jonathan Herrick Name: Jonathan Herrick Title: Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jonathan Herrick Name: Jonathan Herrick Title: Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

ABN AMRO CAPITAL USA LLC, as a Lender By: /s/ Darrell Holley Name: Darrell Holley Title: Managing Director By: /s/ Elizabeth Johnson Name: Elizabeth Johnson Title: Executive Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

ROYAL BANK OF CANADA, as a Lender By: /s/ Michael Sharp Name: Michael Sharp Title: Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

TRUIST BANK, (formerly known as SUNTRUST BANK), as a Lender By: /s/ Samantha Sanford Name: Samantha Sanford Title: Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CITIZENS BANK, N.A., as a Documentation Agent and a Lender By: /s/ Cameron Spence Name: Cameron Spence Title: Assistant Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Bruce E. Hernandez Name: Bruce E. Hernandez Title: Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Cameron Breitenbach Name: Cameron Breitenbach Title: Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

BANK OF AMERICA, N.A., as a Lender By: /s/ Victor F. Cruz Name: Victor F. Cruz Title: Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CADENCE BANK, N.A., as a Lender By: /s/ Molly Wickman Name: Molly Wickman Title: Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CATHAY BANK, as a Lender By: /s/ Dale T Wilson Name: Dale T Wilson Title: Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CIT BANK, N.A., as a Lender By: /s/ John Feeley Name: John Feeley Title: Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Jake Dowden Name: Jake Dowden Title: Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: /s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.